UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – May 18, 2005

(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in charter)

STATE OF UTAH                                        1-8796                                87-0407509

(State of other jurisdiction of            (Commission File No.)             (I.R.S. Employer

incorporation or organization)                                                          Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5000

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

a.

On May 17, 2005, at the Annual Meeting of the Shareholders of Questar Corporation (the “Company”), the shareholders approved the Annual Management Incentive Plan II (“AMIP II Plan”) which is a performance-based plan for the Company’s highest-paid officers.  The AMIP II Plan, which is effective January 1, 2005, provides cash payments to participants if the Company achieves specified performance goals that are adopted to drive long-term shareholder value.  The AMIP II Plan participants can earn up to 199% of their respective target bonuses.  The AMIP II Plan can pay a maximum of $2,251,884 (to the participants in the AMIP II Plan as a group) for the attainment of 2005 performance goals.

Executive Officers are eligible to participate in the AMIP II Plan.  In 2005, as of the date hereof, the eligible Executive Officers are Keith O. Rattie, Chairman of the Board, President, and Chief Executive Officer of the Company; Charles B. Stanley, Executive Vice President of the Company and President and Chief Executive Officer of Questar Market Resources, Inc.; Alan K. Allred, Executive Vice President of the Company, President and Chief Executive Officer of Questar Gas Company, and Chief Executive Officer of Questar Pipeline Company; R. Allan Bradley, Senior Vice President of the Company and President and Chief Operating Officer of Questar Pipeline Company; and S.E. Parks, Senior Vice President and Chief Financial Officer of the Company.

The performance goals are determined by the Company’s Management Performance Committee, and may include (a) total shareholder return; (b) return on assets, return on equity or return on capital employed; (c) measures of profitability such as earnings per share, corporate or business unit net income, net income before extraordinary or one-time items, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization; (d) cash flow from operations; (e) gross or net revenues or gross or net margins; (f) levels of operating expense or other expense items reported on the income statement; (g) measures of customer satisfaction and customer service; (h) safety; (i) annual or multi-year average reserve growth, production growth or production replacement; (j) efficiency or productivity measures such as annual or multi-year average finding costs, absolute or per unit operating and maintenance costs, lease operating expenses, inside-lease operating expenses, operating and maintenance expense per decatherm or customer, or fuel gas reimbursement percentage; (k) satisfactory completion of a major project or organizational initiative with specific criteria set in advance by the Management Performance Committee defining "satisfactory"; (l) debt ratios or other measures of credit quality or liquidity; and (m) strategic asset sales or acquisitions in compliance with specific criteria set in advance by the Management Performance Committee.

The AMIP II Plan is attached as Exhibit 10.18 to Questar Corporation’s 2004 Form 10-K/A.

b.

Mr. Rattie and Mr. Stanley have employment agreements with the Company.  Those employment agreements were amended on May 17, 2005, to substitute the AMIP II Plan for the Annual Management Incentive Plans that previously applied to them.  Those amendments are attached as Exhibits 10.23 (Mr. Rattie) and 10.24 (Mr. Stanley).  The original employment agreements were filed as Exhibits 10.15 (Mr. Rattie’s contract) and 10.16 (Mr. Stanley’s contract) to the 2003 Form 10-K for Questar Corporation.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Patrick J. Early, age 72, retired from service as a director of the Company effective May 17, 2005.  Mr. Early retired due to a Company policy that permits an independent director to continue serving until the annual meeting following his 72nd birthday, at which point his retirement as a voting director is mandatory.  Mr. Early served as a director of the Company from 1995 - 2005.

Item 9.01   Financial Statements and Exhibits.

(c)  Exhibits.

The following Exhibits are part of this report:

Exhibit No.

Exhibit

10.23

Amendment to Employment Agreement of Keith O. Rattie dated May 17, 2005.

10.24

Amendment to Employment Agreement of Charles B. Stanley dated May 17, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

May 18, 2005

/s/S. E. Parks

S. E. Parks

Senior Vice President and

Chief Financial Officer

List of Exhibits:

Exhibit No.

Exhibit

10.23

Amendment to Employment Agreement of Keith O. Rattie dated May 17, 2005.

10.24

Amendment to Employment Agreement of Charles B. Stanley dated May 17, 2005.

Exhibit 10.23

First Amendment to

Employment Agreement between

Questar Corporation and Keith O. Rattie

This First Amendment to Employment Agreement is dated as of May 17, 2005, with an effective date of January 1, 2005 (the Effective Date), and is between Questar Corporation (Company) and Keith O. Rattie (Executive).

The parties represent as follows:

A.  Company and Executive are parties to that Employment Agreement dated February 1, 2004 (the 2004 Agreement) regarding Executive’s continued employment with Company.

B.  The parties desire to amend the 2004 Agreement to reflect that as of the Effective Date, Executive will participate in the Annual Management Incentive Plan II (“AMIP II”) as approved by the Company’s Board of Directors and shareholders.

The parties agree as follows:

As of the Effective Date, the second paragraph of Article 4 of the 2004 Agreement (Annual Bonus) shall be amended by replacing “the Annual Management Incentive Plan (‘AMIP’)” with “the Annual Management Incentive Plan II (‘AMIP II’).”

Except as amended hereto, all other terms and conditions shall remain the same.

The parties have executed this First Amendment to the 2004 Agreement on the date first above written.

QUESTAR CORPORATION

By

/s/S. E. Parks

S.E. Parks

Senior Vice President and Chief Financial

Officer

EXECUTIVE

By

/s/Keith O. Rattie

Keith O. Rattie

Exhibit 10.24

First Amendment to

Employment Agreement between

Questar Corporation and Charles B. Stanley

This First Amendment to Employment Agreement is dated as of May 17, 2005, with an effective date of January 1, 2005 (the Effective Date), and is between Questar Corporation (Company) and Charles B. Stanley (Executive).

The parties represent as follows:

A.  Company and Executive are parties to that Employment Agreement dated February 1, 2004 (the 2004 Agreement) regarding Executive’s continued employment with the Company.

B.  The parties desire to amend the 2004 Agreement to reflect that as of the Effective Date, Executive will participate in the Annual Management Incentive Plan II (“AMIP II”) as approved by the Company’s Board of Directors and shareholders, and as ratified by the Board of Director’s of Questar Market Resources Inc.

The parties agree as follows:

As of the Effective Date, the second paragraph of Article 4 of the 2004 Agreement (Annual Bonus Plans) shall be amended by replacing “the Annual Management Incentive Plan (‘AMIP’)” with “the Annual Management Incentive Plan II (‘AMIP II’)”.

Except as amended hereto, all other terms and conditions shall remain the same.

The parties have executed this First Amendment to the 2004 Agreement on the date first above written.

QUESTAR CORPORATION

By

/s/Keith O. Rattie

Keith O. Rattie

Chairman, President and

Chief Executive Officer

EXECUTIVE

By

/s/Charles B. Stanley

Charles B. Stanley